EXHIBIT 99.1

QXO Announces Upsize and Pricing of Senior Secured Notes by Queen MergerCo, Inc.

GREENWICH, Conn. — April 23, 2025 — QXO, Inc. (NYSE: QXO) (“QXO” or the “Company”) announced today that its subsidiary, Queen MergerCo, Inc. (“Merger Sub”), has priced a $2.25 billion offering (the “Offering”) of 6.75% Senior Secured Notes due 2032 (the “Notes”) at par. The Offering was increased from the previously announced $2 billion. Merger Sub was formed in connection with QXO’s previously announced acquisition of Beacon Roofing Supply, Inc. (“Beacon”) under the Agreement and Plan of Merger dated March 20, 2025 (the “Merger Agreement”). The Offering is expected to close on April 29, 2025, subject to market and other conditions.

Merger Sub intends to use the proceeds from the Offering, along with borrowings under new senior secured credit facilities, proceeds from QXO’s previously announced equity offerings, and available balance sheet cash, to fund the transactions contemplated by the Merger Agreement and pay related fees and expenses.

The issuance and sale of the Notes has not been, and will not be, registered under the U.S. Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of any other jurisdiction, and the Notes are being offered and sold only to persons reasonably believed to be qualified institutional buyers in reliance on Rule 144A under the Securities Act and to certain non-U.S. persons in offshore transactions outside the United States in reliance on Regulation S under the Securities Act.

This press release is issued pursuant to Rule 135c under the Securities Act and does not constitute an offer to sell or a solicitation of an offer to buy any securities described herein, nor will these securities be sold in any state or other jurisdiction where such an offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state or other jurisdiction.

About QXO

QXO plans to become the leader in the $800 billion building products distribution industry, with the goal of generating outsized value for shareholders. The company is targeting annual revenue of $50 billion in the coming decade through accretive acquisitions and organic growth. QXO recently signed a definitive agreement to acquire Beacon Roofing Supply, Inc. for approximately $11 billion, making QXO the second-largest distributor of roofing products in the United States upon closing, expected April 29, 2025. In addition, QXO provides technology solutions to clients in the manufacturing, distribution and service sectors. Visit www.qxo.com for more information.

Cautionary Statement Regarding Forward-Looking Statements

This press release contains forward-looking statements. Statements that are not historical facts, including statements about beliefs, expectations, targets or goals and the use of proceeds from the Offering, are forward-looking statements. These statements are based on plans, estimates, expectations and/or goals at the time the statements are made, and readers should not place undue reliance on them. In some cases, readers can identify forward-looking statements by the use of forward-looking terms such as “may,” “will,” “should,” “expect,” “opportunity,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “target,” “goal,” or “continue,” or the negative of these terms or other comparable terms. Forward-looking statements involve inherent risks and uncertainties and readers are cautioned that a number of important factors could cause actual results to differ materially from those contained in any such forward-looking statements. Factors that could cause actual results to differ materially from those described herein include, among others: (i) the risk that the proposed acquisition may not be completed on the anticipated terms in a timely manner or at all; (ii) the failure to satisfy any of the conditions to the consummation of the proposed acquisition, including uncertainties as to how many of stockholders of Beacon will tender their shares in the tender offer; (iii) the effect of the pendency of the proposed acquisition on each of QXO’s and Beacon’s business relationships with employees, customers or suppliers, operating results and business generally; (iv) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the Merger Agreement, including circumstances that require Beacon to pay a termination fee; (v) the possibility that the proposed acquisition may be more expensive to complete than anticipated, including as a result of unexpected factors or events, significant transaction costs or unknown liabilities; (vi) potential litigation and/or regulatory action relating to the proposed acquisition; (vii) the risk that the anticipated benefits of the proposed acquisition may not be fully realized or may take longer to realize than expected; (viii) the impact of legislative, regulatory, economic, competitive and technological changes; (ix) QXO’s ability to finance the proposed transaction, including the ability to obtain the necessary financing arrangements set forth in the commitment letters received in connection with the proposed acquisition; (x) unknown liabilities and uncertainties regarding general economic, business, competitive, legal, regulatory, tax and geopolitical conditions; and (xi) the risks and uncertainties set forth in QXO’s and Beacon’s Securities and Exchange Commission filings, including each company’s Annual Report on Form 10-K for the year ended December 31, 2024 and subsequent Quarterly Reports on Form 10-Q.

Forward-looking statements should not be relied on as predictions of future events, and these statements are not guarantees of performance or results. Forward-looking statements herein speak only as of the date each statement is made. QXO does not undertake any obligation to update any of these statements in light of new information or future events, except to the extent required by applicable law.

Media Contact

Joe Checkler
joe.checkler@qxo.com
203-609-9650

Investor Contact

Mark Manduca
mark.manduca@qxo.com
203-321-3889